Virtual Presenter	Page 1 of 2
Jane E. Marko
From:       Jane Marko [vp@fugent.com]
Sent:       Wednesday, May 03, 2006 2:06 PM
To:           Jane E. Marko
Subject: Gateway Fund — Consistent Cash Flows Continue The March Into April
Dear:
We are now using a new format for e-mailing you the Gateway Fund monthly updates.
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Gateway Fund
Average Annual Total Returns
As of April 30, 2006
One Year 9.44%
Five Years 4.04%
Ten Years 6.92%
From January 1, 1988 9.12%
Gateway Fund
Average Annual Total Returns
As of March 31, 2006
One Year 7.31%
Five Years 4.35%
Ten Years 6.93%
From January 1, 1988 9.08%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Data Source: Gateway Investment Advisers, L.P.
Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.
Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Virtual Presenter	Page 2 of 2
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
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If you have any questions regarding the Fund, please don’t hesitate to contact me.
Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443
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To:	Financial Professionals
From:	Walter G. Sall
Date:	May 3, 2006
Subject:	Gateway Fund — Consistent Cash Flows Continue The March Into April
•	The Gateway Fund Earns 1.24% In April As Option And Dividend Cash Flow Steadily Accumulates

•	The S&P 500 Index Increases 1.34% For The Month As Investors Continue To Respond Positively To Favorable Economic News

•	The Lehman Brothers U. S. Intermediate Government/Credit Bond Index Increases 0.05% In April Amid Bond Investors’ Anxiety Over Potential Inflationary Threats

•	Visit Us On The Web At www.gatewayfund.com

	Month	Year-To-Date
	Of	As Of
Investment Returns	April	April 30, 2006
Gateway Fund	1.24%	4.52%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.05%	-0.33%
S&P500 Index	1.34%	5.61%
Month Of April
After a robust first quarter with the gross domestic product up 4.8%, the U. S. economy steamed ahead in April. Despite the restraining influences of another Federal Reserve Board interest rate increase of 0.25% on March 28 and continuing violence in the Middle East, stock investors’ enthusiasm propelled the S&P 500 Index to a gain of 1.34%. While volatility, as measured by the CBOE Volatility Index (the “VIX”), remained low, the Gateway Fund earned nearly all of the cash flow from options available to it, allowing the Fund to deliver 1.24% for the month, only 0.10% less than the unhedged S&P 500 Index.
•	Despite the pressures of rapidly escalating oil prices, the economy continued to percolate in April. Investors applauded robust domestic corporate earnings reported in the first quarter along with data indicating exemplary growth, particularly in Asian economies. Near the end of April, Fed Chairman Bernanke’s indication to Congress that interest rate increases may be temporarily suspended provided further encouragement to equity investors. The S&P 500 Index’s gain of 1.34% occurred over a wide front indicating continued support by both domestic and foreign investors.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 — Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 — 410.785.4033 Fax 410.785.0441

Subject:	Gateway Fund — Consistent Cash Flows Continue The March Into April
Date:	May 3, 2006
Page:	Two
•	Investors seeking the relative safety of the bond markets were disappointed. Increases in domestic capacity utilization rates, coupled with dramatic increases in energy prices, caused bond investors to withhold their support. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index increased only 0.05% in April.

•	At the end of April, the Fund was fully hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10% out-of-the-money. Despite the many uncertainties facing investors, volatility remained low by historical measures. During the month of April, the VIX increased modestly from 11.39 to 11.59, but remains near the low end of its historical range.
Year-To-Date As Of April 30, 2006
In the first four months of 2006, the manufacturing, business investment and raw materials sectors have been making up for the slowdown (not decline) in automobiles and housing. Overall, the economy has surged forward and corporate America has delivered robust profit growth. The Fed’s continuing efforts to staunch incipient inflation by raising interest rates (twice in the first quarter of 2006) have served to dampen the housing market, but not much else.
•	In this favorable environment, the Fund delivered a total return of 4.52%. This return has been the result of an ability to harvest optimum option premiums and a dividend yield in excess of that for the S&P 500 Index, combined with a steadily advancing equity market.

•	Stock investors have responded to all the good news by broadly buying stocks. The S&P 500 Index advanced by 5.61% through the enthusiastic participation of both domestic and foreign investors.

•	Bond investors have been inhibited by many of the factors that have encouraged stock investors. The steady escalation in short-term interest rates coupled with dramatic increases in the prices of gold, commodities and energy have led bond buyers to fear inflation. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined by 0.33% for the year-to-date period ended April 30, 2006.
Trailing Twelve Months
Investors and consumers have responded to both fiscal and economic stimulus supplied by our government. Income, capital gains and dividend tax cuts propelled domestic spending. Financing an increasing federal deficit has promoted robust growth in the money supply. International fund flows into long-term U. S. Treasury securities have kept long-term interest rates at historically low levels despite the Fed’s ongoing efforts to raise short-term interest rates. Strong economic fundamentals have had opposing effects on stock and bond markets.
•	Between May 1, 2005 and April 30, 2006, the Gateway Fund earned 9.44% in total return, slightly higher than its annual average since January 1988. This return was achieved despite the lower levels of volatility that have prevailed over the past twelve months. The Fund has been fully hedged with both index put and index call options throughout the past twelve months.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 — Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 — 410.785.4033 Fax 410.785.0441

Subject:	Gateway Fund — Consistent Cash Flows Continue The March Into April
Date:	May 3, 2006
Page:	Three
•	The S&P 500 Index reflected investor enthusiasm as it advanced by 15.42%, delivering better than its historical average annual return, while providing positive returns in each of the past four quarters.

•	Bonds, as measured by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, increased by 0.98%. This is less than the interest earned during the twelve-month period owing to fairly continuous price declines. Bond investors have typically been net sellers of bonds to avoid the inflation which they fear.
Year-To-Date Perspective
Coping with low volatility and rising interest rates has been a major challenge for investors in 2006. The steadily advancing S&P 500 Index has provided ample returns for investors, while fixed income investments remain under pressure. The Gateway Fund’s hedging strategy continues to perform well in this environment by providing a risk exposure comparable to many bond funds, while still profiting from the equity advance, albeit to a lesser degree than unhedged equity investments. The Fund continues to serve its investors as a core investment, providing an alternative to abandoning risk management entirely.
Average Annual Total Returns
as of April 30, 2006

		Lehman Bros. U.S.
		Intermediate
	Gateway	Government/Credit	S&P 500
	Fund	Bond Index	Index
One Year	9.44%	0.98%	15.42%
Three Years	7.82%	2.09%	14.68%
Five Years	4.04%	4.78%	2.70%
Ten Years	6.92%	5.89%	8.94%
Since 1/1/88	9.12%	7.03%	12.05%
Average Annual Total Returns
as of March 31, 2006

Gateway
Fund
One Year	7.31%
Three Years	9.15%
Five Years	4.35%
Ten Years	6.93%
Since 1/1/88	9.08%

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 — Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 — 410.785.4033 Fax 410.785.0441

Subject:	Gateway Fund — Consistent Cash Flows Continue The March Into April
Date:	May 3, 2006
Page:	Four
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 — Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 — 410.785.4033 Fax 410.785.0441